New England Zenith Fund
            Draycott International Equity Series

Supplement dated January 26, 1996 to New England Zenith Fund
Prospectus dated May 1, 1995 as Supplemented in November, 1995



     The following paragraph is added to the section of the Prospectus captioned "Management":

          On December 29, 1995, NEIC, the parent company of Draycott, sold Draycott to Cursitor Holdings, Limited ("Cursitor"). Cursitor, headquartered at 66 Buckingham Gate, London, England SW1E 6AU, is an international investment management group that had approximately $9.4 billion in assets under management at September 30, 1995. Alliance Capital Management L.P. ("Alliance Capital") is expected to acquire the business of Cursitor in 1996. As a result of this transaction, Draycott will become a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance Capital will directly and indirectly own a 93% interest. Alliance Capital Management Corporation ("ACMC") is the sole general partner of, and the owner of a 1% general partnership interest in, Alliance Capital. ACMC is an indirectly wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Effective December 29, 1995, short-term U.S. cash management services for the Draycott International Equity Series are provided by Draycott (rather than by Back Bay Advisors).